Centerstone Investors Fund

Class A (Symbol: CETAX)

Class C (Symbol: CENNX)

Class I (Symbol: CENTX)

Centerstone International Fund

Class A (Symbol: CSIAX)

Class C (Symbol: CSINX)

Class I (Symbol: CINTX)

Supplement dated February 28, 2019

to the Prospectus dated July 30, 2018, as amended August 14, 2018

This Supplement contains new and additional information that supersedes any contrary information contained in the Centerstone Investors and Centerstone International Funds (the “Funds”) current Prospectus, and should be read in conjunction with the SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

SHAREHOLDER INFORMATION

The disclosure below is hereby added as a new section under the heading “Shareholder Information”:

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”):

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The following information applies to Class A and Class C shares purchases if you have an account with or otherwise purchase Fund shares through Raymond James:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Funds’ prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services, Inc.:

Class I shares may also be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation

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to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated for future reference. These documents are available upon request and without charge by calling the Funds at 1-877-314-9006.